UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 11, 2020

NATIONAL HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-12629 (Commission File Number)	36-4128138 (IRS Employer Identification No.)

200 Vesey Street, 25th Floor, New York, NY 10281

(Address of Principal Executive Offices)

(212) 417-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.02 par value per share	NHLD	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On September 11, 2020, National Holdings Corporation (the “Company”) completed its previously announced acquisition of all of the outstanding equity interests (collectively, the “Purchased Shares”) of Financial Services International Corporation, a Washington corporation (“FSIC”), United Advisor Services, LLC, a New Jersey limited liability company (“UAS”) and United Advisors, LLC, a New Jersey limited liability company (“UA” and collectively with FSIC and UAS, the “Group Companies”) pursuant to the terms of a Stock Purchase Agreement, dated as of February 7, 2020 (the “Purchase Agreement”) by and among United Atlantic Capital, LLC, a New Jersey limited liability company (“Seller”), Mark H. Penske (“MHP”), (iii) Darin Pope (“DP” and collectively with Seller and MHP, the “Selling Parties”) and (iv) the Company. The transactions contemplated by the Purchase Agreement are collectively referred to as the “Transactions.”

At the closing of the Transactions (the “Closing”), the Company acquired the Purchased Shares for a closing payment of $3.0 million paid in cash. Under the Purchase Agreement, the Selling Parties are entitled to additional consideration of up to approximately $4.5 million paid in twelve equal quarterly installment payments in cash (the “Additional Cash Purchase Price”), subject to certain adjustments as more fully described in Item 5 of the Company’s Quarterly Report on Form 10-Q filed on February 13, 2020, which description is incorporated herein by reference.

The foregoing descriptions of the Purchase Agreement and the Transactions do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, a copy of which was filed with the Company’s Quarterly Report on Form 10-Q filed on February 13, 2020 as Exhibit 10.1 and is incorporated herein by reference.

The representations, warranties and covenants contained in the Purchase Agreement were made only for the purposes of the Purchase Agreement, were made as of specific dates, were made solely for the benefit of the parties to the Purchase Agreement and may not have been intended to be statements of fact but, rather, as a method of allocating risk and governing the contractual rights and relationships among the parties thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2020	NATIONAL HOLDINGS CORPORATION (Registrant)

	By:	/s/ Michael A. Mullen
	Name:	Michael A. Mullen
	Title:	Chief Executive Officer